SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     May 29, 2003
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                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)

        Delaware                           0-28815               06-1241321
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(State or other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)



13 North Street, Litchfield, Connecticut                                 06759
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:   (860) 567-8752
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report

Form 8-K, Current Report
First Litchfield Financial Corporation


     Item 5. Other Events.
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             Cash Dividend.
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     The Board of Directors of First Litchfield Financial Corporation declared a
$0.10 per share quarterly cash dividend at their May 29, 2003 Board Meeting.

     The quarterly cash dividend will be paid on July 25, 2003 to stockholders of record as of June 20, 2003.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  June 2, 2003            FIRST LITCHFIELD FINANCIAL CORPORATION



                                By  /s/ Joseph J. Greco
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                                        Joseph J. Greco
                                        President and Chief Executive Officer